CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123

DERIVED INFORMATION [7/09/02]

[$119,000,000]

Senior & Subordinate Notes Offered
(Approximate)

Asset Backed Notes, Series 2002-HI23

Credit Suisse First Boston Mortgage Acceptance Corp.
Depositor

[U.S. Bank NA]
Owner Trustee

[JP Morgan Chase Bank]
Indenture Trustee

     The information contained in the attached materials is referred to as the "Information".

     The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates. The Information addresses only certain aspects of the applicable certificate's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123

Statistical Collateral Summary
All information on the Mortgage Loans is approximate and is based off scheduled balances as of the 7/01/02 cutoff date. The final numbers will be found in the prospectus supplement. In the final pool, thirty and sixty day delinquencies will represent less than 150 bps and 50 bps of the Mortgage Loans, respectively.

By Credit Score
Credit Score	Total Balance	LTV	Adjusted Balance Amount	%	WA LTV	WA FICO	SFD PUD %	Ownr Occ %	Full Doc %	Cashout Refi %	WA DTI
‹= 499	190,917.50	›80.0	190,917.50	0.46	111.45	477	85.47	100.00	100.00	0.00	41.10
500 - 549	646,890.87	›85.0	646,890.87	1.57	115.96	532	93.74	99.60	99.60	0.00	40.33
550 - 574	851,735.59	›90.0	832,062.03	2.01	117.71	565	87.20	97.46	97.46	0.00	42.36
575 - 599	1,930,006.70	›95.0	1,865,252.61	4.51	116.03	588	89.78	100.00	100.00	0.00	41.83
600 - 619	2,794,294.56	›100.0	2,635,251.09	6.38	115.76	610	91.16	99.48	99.48	3.18	41.35
620 - 649	10,485,956.17	›110.0	7,949,109.10	19.23	114.88	636	88.51	99.94	97.93	4.33	40.66
650 - 679	24,934,498.99	›115.0	16,669,261.97	40.33	117.02	666	87.41	100.00	98.93	0.97	39.98
680 - 699	22,235,376.43	›120.0	9,570,984.84	23.15	116.44	689	84.73	100.00	99.43	0.70	40.84
700 - 749	39,667,756.14	›125.0	759,084.53	1.84	117.13	721	86.59	100.00	99.81	0.37	39.64
750 - 799	11,880,627.78	›125.0	216,005.16	0.52	116.80	767	84.58	99.72	99.72	0.29	38.96
800 ›=	63,332.04	›125.0	-	0.00	119.54	805	100.00	100.00	100.00	0.00	28.96
Total:	115,681,392.77		41,334,819.70	100.00	116.67	692	86.59	99.93	99.35	0.97	40.07

By DTI Ratio
DTI Ratio	Total Balance	FICO	Adjusted Balance Amount	%	WA LTV	WA FICO	SFD PUD %	Ownr Occ %	Full Doc %	Cashout Refi %
‹= 5.000	327,509.01	‹600	24,196.52	0.07	99.74	668	100.00	76.01	0.00	76.01
5.001 - 10.000	20,660.49	‹610	-	0.00	110.00	799	100.00	100.00	100.00	0.00
10.001 - 15.000	48,957.62	‹620	-	0.00	100.52	676	0.00	100.00	100.00	0.00
15.001 - 20.000	192,301.33	‹630	-	0.00	116.72	706	58.98	100.00	100.00	0.00
20.001 - 25.000	1,753,283.67	‹640	141,088.56	0.38	115.92	700	93.30	100.00	100.00	0.00
25.001 - 30.000	6,126,583.18	‹650	625,067.04	1.68	116.68	702	89.97	100.00	99.67	0.00
30.001 - 35.000	14,841,885.50	‹660	2,200,396.29	5.91	116.60	699	88.43	100.00	99.11	1.17
35.001 - 40.000	26,628,290.57	‹670	7,347,699.13	19.75	116.17	693	85.82	100.00	100.00	0.54
40.001 - 45.000	43,577,653.42	‹680	15,540,609.89	41.77	117.23	691	86.38	100.00	99.36	0.77
45.001 - 50.000	21,419,997.04	‹690	10,751,092.46	28.90	116.64	687	85.60	100.00	100.00	0.66
50.001 - 55.000	744,270.94	‹700	571,447.76	1.54	115.03	670	81.44	100.00	100.00	10.79
Total:	115,681,392.77		37,201,597.65	100.00	116.67	692	86.59	99.93	99.35	0.97

By LTV
Combined LTV	WA LTV	Total Balance	%	WA FICO	SFD PUD %	Ownr Occ %	Full Doc %	Cashout Refi %
60.000 - 69.999	64.64	88,583.53	0.08	673	100.00	100.00	100.00	0.00
70.000 - 79.999	78.57	265,440.37	0.23	681	90.61	100.00	100.00	30.25
80.000 - 89.999	86.44	605,180.97	0.52	671	90.10	100.00	96.20	3.80
90.000 - 99.999	96.71	3,917,311.14	3.39	690	84.87	100.00	94.23	8.68
100.000 - 109.999	106.00	16,979,461.84	14.68	689	83.71	99.72	97.47	2.49
110.000 - 119.999	115.44	43,472,867.54	37.58	692	87.20	99.99	99.99	0.59
120.000 - 124.999	123.36	44,718,458.82	38.66	695	86.89	100.00	99.89	0.00
125.000 - 129.999	125.09	5,627,983.91	4.87	693	88.57	99.62	99.62	0.00
130.000 - 134.999	130.03	6,104.65	0.01	624	100.00	0.00	0.00	0.00
Total:	116.67	115,681,392.77	100.00	692	86.59	99.93	99.35	0.97

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123
By Principal Balance
Principal Balance	Total Balance	%	WA FICO	WA LTV	WA DTI	SFD PUD %	Ownr Occ %	Full Doc %	Cashout Refi %
‹= 50,000.00	81,563,635.72	70.51	686	116.50	39.96	85.31	99.90	99.35	1.07
50,000.01 - 200,000.00	34,117,757.05	29.49	709	117.10	40.32	89.65	100.00	99.33	0.73
Total:	115,681,392.77	100.00	692	116.67	40.07	86.59	99.93	99.35	0.97

By Documentation Type
Documentation Type	Total Balance	%	WA FICO	WA LTV	SFD PUD %	Ownr Occ %	Cashout Refi %
Full	114,923,691.22	99.35	693	116.77	86.54	100.00	0.63
LIMITED	309,315.14	0.27	657	103.71	100.00	74.60	11.96
NO DOCS (NINA)	248,935.67	0.22	669	95.05	100.00	100.00	100.00
OTHER	97,692.72	0.08	683	113.54	100.00	100.00	50.67
STATED INCOME/STATED ASSETS	101,758.02	0.09	694	100.10	60.40	100.00	60.40
Total:	115,681,392.77	100.00	692	116.67	86.59	99.93	0.97

By Property Type
Property Type	Total Balance	%	WA FICO	WA LTV	Ownr Occ %	Cashout Refi %
2-4 FAMILY	1,504,947.78	1.30	695	115.15	100.00	0.00
CONDO	8,418,001.38	7.28	699	116.38	100.00	0.00
MFG.HOUSING	2,411,923.05	2.08	695	112.43	100.00	0.00
PUD	4,538,555.56	3.92	694	114.98	100.00	4.98
SINGLE FAMILY DETACHED	95,630,318.01	82.67	692	116.86	99.92	0.94
TOWNHOUSE/ROWHOUSE	3,177,646.99	2.75	693	118.16	100.00	0.00
Total:	115,681,392.77	100.00	692	116.67	99.93	0.97

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123
By Purpose
Purpose	Total Balance	%	WA FICO	WA LTV	SFD PUD %	Ownr Occ %	WA DTI
DEBT CONSOLIDATION	97,743,821.62	84.49	694	117.09	86.23	100.00	40.19
REFI CASHOUT	1,122,756.52	0.97	660	101.80	100.00	100.00	39.45
PURCHASE	663,347.37	0.57	671	102.50	88.50	100.00	36.96
REFI R/T	7,316,610.99	6.32	668	118.03	88.11	100.00	40.14
OTHER	8,834,856.27	7.64	701	113.96	87.44	99.11	38.91
Total:	115,681,392.77	100.00	692	116.67	86.59	99.93	40.07

By Occupancy
Occupancy	Total Balance	%	WA FICO	WA LTV	SFD PUD %	Ownr Occ %	Cashout Refi %
PRIMARY	115,602,819.43	99.93	693	116.68	86.58	100.00	0.97
NOT SUPPLIED	78,573.34	0.07	662	114.60	100.00	0.00	0.00
Total:	115,681,392.77	100.00	692	116.67	86.59	99.93	0.97

4